                                                                 EXHIBIT 23(a)

                             CONSENT OF COUNSEL




     I hereby consent to the use of my name in the caption "Legal Matters" in the prospectus of Keyport Life Insurance Company contained in Form S-1.


Boston, Massachusetts                  /s/Bernard R. Beckerlegge
                                       -------------------------
                                       Bernard R. Beckerlegge


February 3, 1997
-----------------
     Date